Exhibit 10.1(2)
Certain personally identifiable information contained in this document has been redacted pursuant to Item 601(a)(6) of Regulation S-K. Redacted information is indicated with the notation “[***]”.
FORM OF INCREASE CONFIRMATION
To:    INDUSTRIAL AND COMMERCIAL BANK OF CHINA (MACAU) LIMITED as Facility Agent and MGM CHINA HOLDINGS LIMITED 美高梅中國控股有限公司 as Company
From:    Banco Comercial de Macau, S.A. (the Increase Lender)
Date:     22 MAY 2024
MGM CHINA HOLDINGS LIMITED 美高梅中國控股有限公司– Revolving Facility Agreement dated 26 May 2020 (the Agreement)
1.We refer to the Agreement. This confirmation (this Confirmation) shall take effect as an Increase Confirmation for the purposes of the Agreement. Terms defined in the Agreement have the same meaning in this Confirmation unless given a different meaning in this Confirmation.
2.We refer to Subclause 2.2 (Increase) of the Agreement.
3.The Increase Lender agrees to assume and will assume all of the obligations corresponding to the Commitment(s) specified in the Schedule (the Relevant Commitment) as if it had been an Original Lender under the Agreement in respect of the Relevant Commitment.
4.The proposed date on which the increase in relation to the Increase Lender and the Relevant Commitment is to take effect (the Increase Date) is 22 MAY 2024.
5.On the Increase Date, the Increase Lender becomes party to the relevant Finance Documents as a Lender.
6.The Facility Office and address, fax number and attention details for notices to the Increase Lender for the purposes of Subclause 32.2 (Contact details) of the Agreement are set out in the Schedule.
7.The Increase Lender expressly acknowledges the limitations on the Lenders' obligations referred to in Subclause 26.7 (Limitation of responsibility of Existing Lender) of the Agreement.
8.This Confirmation may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Confirmation.
9.This Confirmation and any non-contractual obligations arising out of or in connection with it are governed by English law.
This Confirmation has been entered into on the date stated at the beginning of this Confirmation.

THE SCHEDULE
Relevant Commitment/rights and obligations to be assumed by the Increase Lender

HKD270,000,000

and all of the rights and obligations of a Lender under or in respect of the Agreement and the Finance Documents which correspond to its participation amount in a principal amount as outlined above

[Facility Office address, fax number and attention details for notices and account details for payments]

Notice details of the Increase Lender

Facility Office Address:	[***]

Fax Number:	[***]

Email:	[***]

Attention:	[***]

Account details of the Increase Lender for payments

Account Bank:	[***]

Name of Account:	[***]

Account Number:	[***]

Ref:	[***]

Attn:	[***]

Increase Lender

Banco Comercial de Macau, S.A.

By:

(A101)

Name: Simon Chong Sou Keong
Authorised Signatory

(A251)

Name: Paul Ieong Chon Weng
Authorised Signatory

This Confirmation is accepted as an Increase Confirmation for the purposes of the Agreement by the Facility Agent and the Increase Date is confirmed as 22 MAY 2024.

By: